                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 23, 2002



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                   l-7102                              52-0891669
--------------------                   ------                              ----------
(state or other juris-               (Commission                     (I.R.S. Employee
diction of incorporation)            File Number)                  Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA                        20171-3025
------------------------------------------------                       ----------
   (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:       (703)709-6700
                                                          -------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial
               Information and Exhibits.

        (c)    Exhibits

               The following exhibits are filed herewith:

        1. Underwriting Agreement dated August 23, 2002, between the registrant and Banc of America Securities LLC and Lehman Brothers Inc., as Representatives of the several Underwriters named in Schedule I attached thereto.

        2.      Global Certificates for the 5.75% Notes due 2009.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONAL RURAL UTILITIES COOPERATIVE
                                       FINANCE CORPORATION


                                     /s/ Steven L. Lilly
                                    ---------------------------------
                                    Steven L. Lilly
                                    Senior Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)


Dated:  August 29, 2002